Exhibit 99.1

Proving the Concept: Aptevo Technology, Pipeline, to Exemplify the Speed and Power of Modular Biotherapeutics at Presentation

Aptevo’s Peter Pavlik, PhD, to chair a session on “Bi and Multispecific Biologics” and will also give talk titled “Modular Multispecific Biotherapeutics: Rapid Therapeutic Design with the ADAPTIR™ Platform” at Cambridge Healthcare Institute’s, Pep Talk 2025

Seattle, Washington, November 26, 2024 - Aptevo Therapeutics ("Aptevo") (Nasdaq: APVO), a clinical-stage biotechnology company focused on developing novel immune-oncology therapeutics based on its proprietary ADAPTIR™ and ADAPTIR-FLEX™ platform technologies, today announced that Peter Pavlik, PhD, Senior Director of Protein Engineering, will chair a "Bi and Multispecific Biologics" session and present a talk titled "Modular Multispecific Biotherapeutics: Rapid Therapeutic Design with the ADAPTIR™ Platform," at the Cambridge Healthcare Institute’s, Pep Talk conference, in January 2025.

The presentation will illustrate how Aptevo leverages its proprietary platforms to rapidly advance the development of innovative cancer therapies and use clinical candidates Mipletamig and ALG.APV-527 to exemplify proof of concept for its modular biotherapeutic approach, reducing risk and increasing the likelihood of clinical success for future drug candidates. Aptevo has five compounds in clinical and preclinical development and anticipates introducing a new molecule in early 2025.

This leadership opportunity underscores Aptevo’s technology and its commitment to driving innovation in functional drug production, creating molecules that perform in the clinic the way they were designed to perform at inception.

“Therapeutic candidates are often talked about once they are in human trials, especially when positive results are generated. But the genesis of those drugs and the speed with which they are produced, serves as the backbone of all therapeutic innovation. We work to create molecules that will be safe and tolerable in humans and target cancers as directly and effectively as possible,” said Dr. Pavlik. “My presentation will describe how employing modular biotherapeutics can drive pipeline productivity, a critical capability, especially for smaller biotechnology companies, navigating a competitive landscape. More specifically, we will explore the power of Aptevo’s ADAPTIR™ and ADAPTIR-FLEX™ platform technologies, which enable the rapid development of novel multispecific biotherapeutics, accelerating the journey from drug discovery to clinical trials and ultimately patient benefit.”

About Dr. Pavlik

Peter Pavlik, PhD, serves as the Senior Director of Protein Engineering at Aptevo Therapeutics. In his career at Aptevo and previously MedImmune/AstraZeneca and Los Alamos National Labs, he has implemented novel technologies to streamline discovery of binding domains and their incorporation into stable and efficacious biotherapeutics. Dr. Pavlik has oversight over all processes currently used at Aptevo which are optimized to multiple areas of drug development from target validation to antibody discovery to IND and to clinic. Peter has a unique understanding of the biopharma industry from the large and small company perspectives.

About Aptevo Therapeutics

Aptevo Therapeutics Inc. (Nasdaq: APVO) is a clinical-stage biotechnology company focused on developing novel bispecific immunotherapies for the treatment of cancer. The company has two clinical candidates. Mipletamig is currently being evaluated in RAINIER, a Phase 1b/2 trial for the treatment of frontline acute myeloid leukemia in combination with standard of care venetoclax + azacitidine. Mipletamig has orphan status for AML according to the Orphan Drug Act. ALG.APV-527, a bispecific conditional 4-1BB agonist, only active upon simultaneous binding to 4-1BB and 5T4, is being co-developed with Alligator Bioscience and is being evaluated in a Phase 1 clinical trial for the treatment of multiple solid tumor types likely to express 5T4. The Company has three pre-clinical candidates with different mechanisms of action designed to target a range of solid tumors. All pipeline candidates were created from two proprietary platforms, ADAPTIR® and ADAPTIR-FLEX®. The Aptevo mission is to improve treatment outcomes and transform the lives of cancer patients. For more information, please visit www.aptevotherapeutics.com.

Safe Harbor Statement

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including, without limitation, Aptevo’s expectations regarding the effectiveness of its ADAPTIR® and ADAPTIR-FLEX® platform technologies and whether such technologies will accelerate drug discovery and development, statements related to the performance of Aptevo's drug candidates in the clinic and whether such performance will translate into improved patient outcomes, statements related to the progress of and enthusiasm for Aptevo's preclinical and clinical programs, statement related to Aptevo’s expectation to add another targeted preclinical asset to the pipeline, statements related to Aptevo's ability to generate stockholder value, whether Aptevo will continue to have momentum in its business in the future, and any other statements containing the words "may," "believes," "expects," "potential," "designed," "engineered," “innovative,” “initiate,” “allow,” “promise,” "plans," "will" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Aptevo's current intentions, beliefs, and expectations regarding future events. Aptevo cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from Aptevo's expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement.

There are several important factors that could cause Aptevo's actual results to differ materially from those indicated by such forward-looking statements, including a deterioration in Aptevo's business or prospects; further assessment of preliminary or interim data or different results from later clinical trials; adverse events and unanticipated problems, adverse developments in clinical development, including unexpected safety issues observed during a clinical trial; adverse developments in the U.S. or global capital markets, credit markets or economies generally; and changes in regulatory, social, macroeconomic, and political conditions. For instance, actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties inherent in the initiation, enrollment and maintenance of patients in clinical trials, uncertainties inherent in the results of preliminary or interim data and preclinical and clinical studies being predictive of the results of later-stage clinical trials, the availability and timing of data from ongoing clinical trials, the trial design includes combination therapies that may make it difficult to accurately ascertain the benefits of mipletamig, expectations for the timing and steps required in the regulatory review process, expectations for regulatory approvals, the impact of competitive products, our ability to enter into agreements with strategic partners or raise funds on acceptable terms or at all and other matters that could affect the availability or commercial potential of the Company’s product candidates, business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises such as the novel coronavirus (referred to as COVID-19), geopolitical risks, including the current war between Russia and Ukraine as well as the war between Israel and Hamas, and macroeconomic conditions such as rising inflation and interests rates, increased market volatility and decreased consumer confidence. These risks are not exhaustive, Aptevo faces known and unknown risks. Additional risks and factors that may affect results are set forth in Aptevo's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent reports on Form 10-Q and current reports on Form 8-K. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from Aptevo's expectations in any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, Aptevo does not assume any obligation to update any forward-looking statement to reflect new information, events, or circumstances.

Aptevo Therapeutics
Miriam Weber Miller

Email: IR@apvo.com or millerm@apvo.com

Phone: 206-859-6629